Exhibit 99.2

                             4Q'01 Conference Call
                          11:00 AM EST, Today, 2/8/2002
                            Dial 800-886-8681 for Q&A



 Webcast: www.homeproperties.com, in the "Investors" section under "Financial Information"

 QUESTION  & ANSWER:

                          To participate in Q&A, you must dial 800-886-8681. The number printed in the press release will not allow you to participate in Q&A. You will need to press the number one followed by the number four on your touchtone phone to be placed in the queue to ask a question. If you're using a speakerphone, please pick up the handset before pressing the numbers. No password is required.

 Enclosed are the following supplemental reports:


                         1.       Property-by-Property Breakdown of Operating
                                  Results
                         2.       Occupancy Comparison by Regions
                         3.       Same-Store Operating Expense Detail
                         4.       Breakdown of "Other Income"
                         5.       Summary of Recent Acquisitions
                         6.       Summary of Recent Sales
                         7.       Breakdown of Owned Units by Market
                         8.       Debt Summary Schedule
                         9.       Net Asset Value Calculation
                         10.      2002 Earnings Guidance


 Audio Replay:           800-633-8284 or 858-812-6440
 Audio Replay Passcode:  20150300

Please call our office at 716-546-4900 if there is any additional information that we can provide.

DPG:yjw
Enclosures

 1. PROPERTY-BY-PROPERTY BREAKDOWN OF OPERATING RESULTS



                              HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                         FOURTH QUARTER 2001                      Q4 '01 versus Q4 '00
                                                                                         % Growth
                                                                                   ----------------------
                                # of       Date      Q4 '01     Q4 '01    Year Ago  Rental     Rental              Qtr '01    %
                                Apts.      Acqu.     Rent/Mo.    Occup.   Occup.    Rates     Revs.       NOI      % NOI  #Units
                               ------    --------   --------    -------  -------   ------     ------     ------   --------  -----
ROCHESTER, NY REGION:
  1600 East Avenue               164     9/18/97    $ 1,339       71.5%     74.1%    5.7%        2.1%     -11.8%
  1600 Elmwood                   210    Original    $   868       92.2%     92.8%    3.2%        2.5%      -2.0%
  Brook Hill                     192       IPO      $   865       94.3%     95.3%   -0.3%       -1.4%      19.4%
  Finger Lakes Manor             153    Original    $   783       86.1%     90.6%    3.3%       -1.9%     -14.5%
  The Meadows                    113    Original    $   677       96.1%     93.8%    3.9%        6.5%      24.8%
  Newcastle Apartments           197    Original    $   753       90.3%     89.8%    3.6%        4.2%      -3.4%
  Northgate Manor                224     11/3/94    $   688       78.3%     80.9%    4.5%        1.2%      -4.0%
  Perinton Manor                 224    Original    $   802       92.9%     95.6%    3.3%        0.3%       0.3%
  Pines of Perinton              508     9/29/98    $   522       95.6%     97.7%   -0.2%       -2.4%      -5.3%
  Riverton Knolls                240    Original    $   848       84.3%     92.6%    1.4%       -7.7%      -9.3%
  Spanish Gardens                220       IPO      $   673       91.5%     93.0%    3.0%        1.3%       0.3%
  Woodgate                       120     6/30/97    $   769       96.3%     96.4%    3.8%        3.6%      18.8%
====================================================================================================================================
      Total Rochester Region   2,565                $   762       88.4%     90.8%    2.7%        0.0%      -0.8%       5.2%    6.6%
BUFFALO, NY REGION:
  Emerson Square                  96    10/15/97    $   605       98.2%     96.4%    4.6%        6.6%      53.5%
  Idylwood                       720      1/1/95    $   631       91.9%     95.7%    5.1%        0.9%       5.2%
  Paradise Lane                  324    10/15/97    $   644       96.0%     97.2%    5.1%        3.7%       6.6%
  Raintree Island                504    Original    $   664       97.3%     96.9%    4.8%        5.2%      24.7%
====================================================================================================================================
      Total Buffalo Region     1,644                $   642       94.8%     96.4%    5.0%        3.2%      13.4%       2.8%    4.2%
SYRACUSE, NY REGION:
  Candlewood Gardens             126      1/1/96    $   551       94.3%     98.3%    4.3%        0.0%      22.4%
  Conifer Village                199       IPO      $   566       99.2%    100.0%    0.0%       -0.8%       2.9%
  Fairview Heights               211    Original    $   856       97.7%     97.0%    6.3%        7.1%       7.4%
  Harborside Manor               281     9/30/94    $   634       94.7%     94.0%    4.8%        5.6%      21.8%
  Pearl Street                    60     5/17/95    $   542       99.7%     86.3%    3.7%       19.9%      15.9%
  Village Green (inclu           448    12/19/94    $   669       86.8%     93.2%    5.0%       -2.2%      17.0%
  Fairways)
  Westminster Place              240      1/1/96    $   625       94.5%     97.0%    6.1%        3.4%      29.9%
====================================================================================================================================
      Total Syracuse Region    1,565                $   654       93.5%     95.4%    4.7%        2.6%      15.9%       3.0%    4.0%
LONG ISLAND, NY REGION:"
  Bayview / Colonial             160     11/1/00    $   940       94.4%      n/a     n/a         n/a        n/a
  Coventry Village                94     7/31/98    $ 1,127       96.2%     98.4%    9.2%        6.7%      67.6%
  Devonshire Hills               297     7/16/01    $ 1,618       94.3%      n/a     n/a         n/a        n/a
  East Winds                      96     11/1/00    $   952       87.5%      n/a     n/a         n/a        n/a
  Lake Grove Apartments          368      2/3/97    $ 1,175       97.2%     94.3%   13.0%       16.6%      36.0%
  Maple Tree                      84     11/1/00    $ 1,001       94.4%      n/a     n/a         n/a        n/a
  Mid- Island Estates            232      7/1/97    $   988       96.5%     97.4%    8.1%        7.2%      12.9%
  Rider Terrace                   24     11/1/00    $   984       94.6%      n/a     n/a         n/a        n/a
  South Bay Manor                 61     9/11/00    $ 1,190       82.4%     88.1%   34.8%       26.0%     196.2%
  Southern Meadows               452     6/29/01    $ 1,187       96.7%      n/a     n/a         n/a        n/a
  Terry Apartments                65     11/1/00    $   950       93.9%      n/a     n/a         n/a        n/a
====================================================================================================================================
      Total Long Island        1,933                $ 1,174       95.1%     95.2%   12.7%       13.1%      35.1%       7.5%    5.0%
      Region
HUDSON VALLEY, NY REGION:
  Carriage Hill                  140     7/17/96    $   993       97.6%     94.5%   15.4%       19.1%      71.3%
  Cornwall Park                   75     7/17/96    $ 1,453       96.5%     96.3%   16.5%       16.7%      29.2%
  Lakeshore Villas               152     7/17/96    $   839       97.8%     90.0%   12.0%       21.7%      91.1%
  Patricia                       100      7/7/98    $ 1,103       92.5%     97.3%   15.6%        9.9%      31.1%
  Sunset Gardens                 217     7/17/96    $   743       93.5%     92.3%   11.7%       13.1%      54.8%
====================================================================================================================================
      Total Hudson Valley        684                $   946       95.6%     93.8%   14.0%       16.1%      52.9%       1.9%    1.8%
      Region
NEW JERSEY REGION:
  East Hill Gardens               33      7/7/98    $ 1,149       91.7%     99.1%   21.0%       12.0%       6.2%
  Lakeview                       106      7/7/98    $   943       97.7%     98.8%    8.2%        7.0%       8.1%
  Oak Manor                       77      7/7/98    $ 1,394       93.4%     97.6%   13.3%        8.4%       1.1%
  Pleasant View                1,142      7/7/98    $   936       91.1%     95.0%   12.9%        8.1%      17.0%
  Pleasure Bay                   270      7/7/98    $   767       93.7%     97.9%   11.4%        6.6%      22.9%
  Royal Gardens Apartments       550     5/28/97    $   942       94.7%     97.1%    8.7%        5.9%      15.3%
  Wayne Village                  275      7/7/98    $   977       94.9%     96.7%   10.1%        8.0%      16.9%
  Windsor Realty                  67      7/7/98    $   907       97.6%     94.0%    8.9%       13.1%      34.2%
====================================================================================================================================
      Total New Jersey Region  2,520                $   940       93.1%     96.3%   11.3%        7.6%      16.0%       7.7%    6.5%

                              HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                         FOURTH QUARTER 2001                      Q4 '01 versus Q4 '00
                                                                                         % Growth
                                                                                   ----------------------
                                # of       Date      Q4 '01     Q4 '01    Year Ago  Rental     Rental              Qtr '01    %
                                Apts.      Acqu.     Rent/Mo.    Occup.   Occup.    Rates     Revs.       NOI      % NOI  #Units
                               ------    --------   --------    -------  -------   ------     ------     ------   --------  -----
PHILADELPHIA REGION:
  Arbor Crossing                 134     7/28/99    $   718       96.1%     97.1%    6.7%        5.5%      18.8%
  Beechwood Gardens              160      7/7/98    $   702       94.9%     92.9%    8.0%       10.3%      28.7%
  Cedar Glen                     110      3/3/98    $   551       95.4%     84.9%   18.8%       33.5%     148.0%
  Chesterfield                   247     9/23/97    $   785       94.5%     95.6%    7.7%        6.5%      15.1%
  Curren Terrace                 318     9/23/97    $   822       93.5%     93.5%    7.0%        7.0%      14.5%
  Executive House                100     9/23/97    $   846       98.2%     96.2%    4.3%        6.4%      14.0%
  Glen Brook                     173     7/28/99    $   690       98.1%     98.5%    6.4%        6.1%      17.0%
  Glen Manor                     174     9/23/97    $   693       95.9%     95.5%    9.8%       10.3%      10.1%
  Hill Brook Place               274     7/28/99    $   726       95.9%     96.6%    9.1%        8.3%       6.5%
  Home Properties at Castle      158     3/15/00    $   762       97.0%     98.3%    7.5%        6.1%       6.3%
  Club
  Home Properties at Golf Club   399     3/15/00    $   947       87.7%     90.0%   12.4%        9.5%      24.1%
  Home Properties at Trexler     249     3/15/00    $   940       85.1%     92.5%   11.6%        2.7%      11.5%
  Park
  Home Properties of Bryn Mawr   316     3/15/00    $   983       91.7%     94.6%   13.4%       10.0%      11.1%
  Home Properties of Devon       628     3/15/00    $ 1,038       90.1%     91.8%   11.8%        9.8%      16.1%
  Lansdowne Group                222     9/23/97    $   709       94.9%     96.1%    7.0%        5.6%      45.6%
  New Orleans Park               308     9/23/97    $   723       93.5%     94.4%    7.6%        6.7%      25.0%
  Racquet Club                   467      7/7/98    $   868       96.0%     97.0%    6.4%        5.3%      12.5%
  Racquet Club South             103     5/27/99    $   753       92.4%     93.9%   10.2%        8.4%      23.5%
  Ridgeway Court                  66     2/26/99    $   699       83.4%     96.0%    6.4%       -7.6%       7.3%
  Ridley Brook                   244     7/28/99    $   735       98.1%     98.4%    7.6%        7.3%       6.6%
  Sherry Lake                    298     7/23/98    $   991       96.4%     97.4%    9.7%        8.7%      16.8%
  Springwood Garden               77     9/23/97    $   669       83.9%     90.6%    3.6%       -4.1%       1.5%
  Valley Park South              384    11/25/96    $   887       93.1%     94.5%    9.0%        7.4%      17.9%
  Valley View                    176     9/23/97    $   740       92.3%     93.9%    5.9%        4.1%      20.9%
  Village Square                 128     9/23/97    $   822       90.2%     95.3%    8.2%        2.4%      12.7%
  William Henry                  363     3/15/00    $   985       87.0%     93.2%   13.9%        6.3%       5.1%
====================================================================================================================================
      Total Philadelphia       6,276                $   846       92.5%     94.4%    9.5%        7.3%      15.9%     16.9%   16.1%
        Region
PITTSBURGH REGION:
  Cloverleaf Village             148     11/4/97    $   605       95.9%     86.6%    3.6%       14.7%     142.4%
====================================================================================================================================
      Total Pittsburgh Region    148                $   605       95.9%     86.6%    3.6%       14.7%     142.4%       0.2%    0.4%
DETROIT, MICHIGAN REGION:
  Bayberry Place                 120     9/30/00    $   791       96.7%     98.0%    9.2%        7.8%      -9.5%
  Canterbury Square              336    10/29/97    $   758       91.3%     98.3%    5.2%       -2.3%      -0.6%
  Carriage Hill                  168     9/29/98    $   773       90.0%     97.9%    5.2%       -3.4%       3.0%
  Carriage Park                  256     9/29/98    $   723       94.3%     95.8%    6.0%        4.4%      22.8%
  Charter Square                 492    10/29/97    $   843       90.1%     95.6%    6.6%        0.5%       7.9%
  Cherry Hill Club               165      7/7/98    $   633       90.6%     99.1%    7.1%       -2.0%       0.9%
  Cherry Hill Village            224     9/29/98    $   710       91.9%     96.1%    6.5%        1.9%      -5.7%
  Deerfield Woods                144     3/22/00    $   779       91.6%     98.4%    8.8%        1.2%      -0.2%
  Fordham Green                  146    10/29/97    $   849       95.1%     96.1%    6.5%        5.4%      13.1%
  Golfview Manor                  44    10/29/97    $   547       92.1%     89.9%    7.0%        9.6%      23.0%
  Greentrees                     288    10/29/97    $   658       90.3%     97.0%    5.8%       -1.5%      26.3%
  Hampton Court                  182     9/30/00    $   642       87.4%     89.1%   11.2%        9.1%      -9.4%
  Kingsley                       328    10/29/97    $   687       91.5%     97.3%    3.8%       -2.4%       4.8%
  Macomb Manor                   217     3/22/00    $   660       96.5%     96.9%    5.0%        4.5%       7.3%
  Oak Park Manor                 298    10/29/97    $   754       91.0%     95.8%    7.9%        2.4%       5.3%
  Parkview Gardens               484    10/29/97    $   600       94.6%     95.3%    4.4%        3.7%      20.5%
  Scotsdale                      376    11/26/97    $   683       96.6%     96.7%    5.8%        5.7%      19.4%
  Southpointe Square             224    10/29/97    $   638       87.8%     97.1%    5.3%       -4.9%     -10.4%
  Springwells Park               303      4/8/99    $   979       89.8%     95.1%    5.5%       -0.3%      -9.6%
  Stephenson House               128    10/29/97    $   674       92.5%     94.0%    3.4%        1.7%      -7.6%
  The Lakes                      434     11/5/99    $   929       82.0%     95.1%    5.8%       -8.9%     -27.1%
  Woodland Gardens               337    10/29/97    $   752       86.6%     96.7%    6.8%       -4.3%      -5.6%
====================================================================================================================================
     Total Detroit Region      5,694                $   743       90.7%     96.1%    6.1%        0.1%       1.3%      11.9%   14.6%
INDIANA REGION:
  Candlewood Apartments          310     2/10/98    $   684       94.7%     94.1%    3.1%        3.7%      12.3%
  Maple Lane                     396      7/9/99    $   675       86.0%     90.6%    4.9%       -0.4%      -3.5%
====================================================================================================================================
     Total Indiana Region        706                $   679       89.9%     92.2%    4.1%        1.5%       3.5%       1.4%    1.8%

                              HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                         FOURTH QUARTER 2001                      Q4 '01 versus Q4 '00
                                                                                         % Growth
                                                                                   ----------------------
                                # of       Date      Q4 '01     Q4 '01    Year Ago  Rental     Rental              Qtr '01    %
                                Apts.      Acqu.     Rent/Mo.    Occup.   Occup.    Rates     Revs.       NOI      % NOI  #Units
                               ------    --------   --------    -------  -------   ------     ------     ------   --------  -----
SUBURBAN WASHINGTON DC REGION:
  Braddock Lee                   254     3/16/98    $ 1,005       93.7%     90.3%   15.0%       19.3%      17.0%
  East Meadow                    150      8/1/00    $ 1,263       91.9%     98.6%   22.7%       14.3%      17.9%
  Elmwood Terrace                504     6/30/00    $   735       90.4%     91.7%   10.5%        9.0%      13.4%
  Orleans Village                851    11/16/00    $ 1,096       92.3%      n/a     n/a         n/a        n/a
  Park Shirlington               294     3/16/98    $ 1,032       97.8%     95.6%   13.9%       16.5%      23.2%
  Pavilion Apartments            432      7/1/99    $ 1,273       88.9%     92.4%   14.2%        9.9%      13.7%
  Seminary Hill                  296      7/1/99    $ 1,050       94.1%     93.8%   15.0%       15.4%      25.3%
  Seminary Towers                548      7/1/99    $ 1,066       92.7%     92.9%   14.0%       13.8%      26.5%
  Tamarron Apartments            132     7/16/99    $   967       97.4%     99.6%    8.4%        6.0%       6.2%
  The Manor - VA                 198     2/19/99    $   908       90.7%     93.3%   15.2%       12.0%      26.9%
  Virginia Village               344     5/31/01    $ 1,059       90.7%      n/a     n/a         n/a        n/a
  Wellington Lakes               160    10/24/01        n/a        n/a       n/a     n/a         n/a        n/a
  Wellington Woods               114    10/24/01        n/a        n/a       n/a     n/a         n/a        n/a
====================================================================================================================================
      Total Suburban           4,277                $ 1,041       92.3%     93.5%   14.1%       12.9%      19.2%      13.4%   11.0%
      Washington DC Region
CENTRAL VIRGINIA REGION:
  Carriage Hill - VA             664      7/1/99    $   795       92.6%     95.0%    2.9%        0.3%       2.7%
====================================================================================================================================
     Total Central Virginia      664                $   795       92.6%     95.0%    2.9%        0.3%       2.7%       1.7%    1.7%
     Region
CONNECTICUT REGION:
  Apple Hill                     498     3/27/98    $   951       92.0%     94.7%   13.8%       10.6%     -11.8%
====================================================================================================================================
     Total Connecticut Region    498                $   951       92.0%     94.7%   13.8%       10.6%     -11.8%       1.5%    1.3%
BALTIMORE REGION:
  Bonnie Ridge                   966      7/1/99    $   918       93.0%     92.2%    3.6%        4.5%      18.1%
  Canterbury Apartments          618     7/16/99    $   700       95.5%     96.9%    8.7%        7.2%      14.8%
  Carriage House                  50     4/30/98    $   607       87.5%     98.0%    9.3%       -2.4%       7.4%
  Country Village                344     4/30/98    $   744       87.4%     95.8%   11.9%        2.1%      15.0%
  Falcon Crest                   396     7/16/99    $   778       91.6%     95.5%   13.1%        8.5%       7.1%
  Fenland Field                  234      8/1/01    $   842       96.6%      n/a     n/a         n/a        n/a
  Gateway Village                132     7/16/99    $   936       92.0%     97.0%   13.0%        7.2%       9.5%
  Mill Towne Village Apts        384     5/31/01    $   609       88.0%      n/a     n/a         n/a        n/a
  Morningside Heights          1,050     4/30/98    $   697       91.8%     94.7%    9.9%        6.5%      13.8%
  Old Friends                     51      2/1/00    $   742       89.2%     97.2%    9.6%        0.5%      11.9%
  Owings Run                     504     7/16/99    $   958       90.3%     95.2%    8.8%        3.3%       5.9%
  Rolling Park                   144     9/15/98    $   736       90.4%     90.8%    8.6%        8.1%      16.0%
  Selford Townhomes              102     7/16/99    $   987       91.8%     95.7%   16.6%       11.8%      12.9%
  Shakespeare Park                82     7/16/99    $   613       99.8%     99.3%    0.3%        0.9%      -3.2%
  The Manor - MD                 435     8/31/01    $   991       96.0%      n/a     n/a         n/a        n/a
  Timbercroft Townhomes          284     7/16/99    $   646       99.1%     99.4%    3.5%        3.2%       1.1%
  Village Square Townhomes       370     7/16/99    $   811       97.3%     98.0%   10.9%       10.2%      13.0%
  Woodholme Manor                176     3/31/01    $   565       95.1%      n/a     n/a         n/a        n/a
====================================================================================================================================
     Total Baltimore Region    6,322                $   790       93.0%     95.1%    8.4%        5.7%      12.1%      17.0%   16.2%
ILLINOIS REGION:
  Blackhawk                      371    10/20/00    $   822       96.9%      n/a     n/a         n/a        n/a
  Courtyards Village             224     8/29/01    $   815       95.9%      n/a     n/a         n/a        n/a
  Cypress Place                  192    12/27/00    $   869       92.5%      n/a     n/a         n/a        n/a
  The Colony                     783      9/1/99    $   853       91.4%     98.3%    6.4%       -1.1%       9.1%
  The New Colonies               672     6/23/98    $   662       94.4%     94.9%    8.1%        7.5%       9.5%
====================================================================================================================================
     Total Illinois Region     2,242                $   788       93.7%     96.9%    7.1%        2.3%       9.3%       5.4%    5.7%
MAINE REGION:
  Mill Co. Gardens                95      7/7/98    $   622       98.4%     97.3%    9.5%       10.8%      36.9%
  Redbank Village                500      7/7/98    $   675       93.7%     92.4%    8.5%       10.0%      20.4%
====================================================================================================================================
     Total Maine Region          595                $   667       94.4%     93.1%    8.7%       10.1%      22.7%       1.4%    1.5%
OHIO REGION:
  Weston Gardens                 242      7/7/98    $   561       78.9%     88.1%    7.0%       -4.2%      10.5%
====================================================================================================================================
     Total Ohio Region           242                $   561       78.9%     88.1%    7.0%       -4.2%      10.5%       0.2%    0.6%
DELAWARE REGION:
   Home Properties of Newark     432     7/16/99    $   687       87.5%     82.2%    9.2%       16.4%      36.9%
====================================================================================================================================
     Total Delaware Region       432                $   687       87.5%     82.2%    9.2%       16.4%      36.9%       0.8%    1.1%




TOTAL OWNED PORTFOLIO         39,007                $   830       92.4%      n/a     n/a         n/a        n/a      100.0%  100.0%

TOTAL CORE PORTFOLIO          30,802                $   801       92.5%     94.7%    7.9%        5.4%     12.9%

2. OCCUPANCY COMPARISON BY REGIONS



                              HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                         YTD Through December 2001                YTD '01 versus YTD '00
                                                                                         % Growth
                                                                                   ----------------------
                                 # of       Date     YTD '01    YTD '01  Year Ago  Rental     Rental              YTD '01    %
                                Apts.      Acqu.     Rent/Mo.    Occup.   Occup.    Rates     Revs.       NOI      % NOI  #Units
                               ------    --------   --------    -------  -------   ------     ------     ------   --------  -----
ROCHESTER, NY REGION:
  1600 East Avenue               164      9/18/97   $ 1,334       74.6%   76.8%     1.0%       -1.8%     -23.7%
  1600 Elmwood                   210     Original   $   856       93.2%   92.8%     4.0%        4.4%      -1.2%
  Brook Hill                     192        IPO     $   860       94.5%   94.4%     1.9%        2.0%       2.5%
  Finger Lakes Manor             153     Original   $   773       86.6%   91.8%     3.7%       -2.2%      -8.1%
  The Meadows                    113     Original   $   667       96.5%   95.5%     4.1%        5.1%       5.2%
  Newcastle Apartments           197     Original   $   743       92.4%   90.7%     3.3%        5.2%      -2.1%
  Northgate Manor                224      11/3/94   $   675       85.0%   85.6%     3.9%        3.2%      -4.0%
  Perinton Manor                 224     Original   $   791       94.1%   96.4%     3.5%        1.1%      -4.0%
  Pines of Perinton              508      9/29/98   $   522       96.7%   97.7%    -0.1%       -1.1%     -12.2%
  Riverton Knolls                240     Original   $   848       86.3%   85.0%     3.5%        5.2%       9.4%
  Spanish Gardens                220        IPO     $   665       93.0%   94.4%     3.8%        2.3%      -2.4%
  Woodgate                       120      6/30/97   $   757       96.0%   96.1%     4.2%        4.0%       5.1%
 ===================================================================================================================================
      Total Rochester Region   2,565                $   756       90.2%   90.9%     2.7%        1.9%      -4.2%        5.7%    6.6%
BUFFALO, NY REGION:
  Emerson Square                  96     10/15/97   $   593       97.9%   98.0%     4.8%        4.7%       4.2%
  Idylwood                       720       1/1/95   $   619       95.1%   95.6%     4.1%        3.6%      -0.5%
  Paradise Lane                  324     10/15/97   $   629       96.3%   97.5%     4.2%        3.0%       0.1%
  Raintree Island                504     Original   $   649       97.2%   96.9%     4.0%        4.3%       5.2%
 ===================================================================================================================================
      Total Buffalo Region     1,644                $   629       96.2%   96.5%     4.1%        3.8%       1.5%        2.9%    4.2%
SYRACUSE, NY REGION:
  Candlewood Gardens             126       1/1/96   $   540       95.2%   96.5%     4.2%        2.8%       4.1%
  Conifer Village                199        IPO     $   566       99.5%  100.0%     0.0%       -0.5%      -1.8%
  Fairview Heights               211     Original   $   813       94.2%   94.0%     4.8%        5.0%      -1.7%
  Harborside Manor               281      9/30/94   $   620       93.7%   95.2%     4.2%        2.6%      -2.0%
  Pearl Street                    60      5/17/95   $   534       86.4%   90.7%     4.5%       -0.5%      -2.9%
  Village Green (inclu           448     12/19/94   $   654       89.3%   91.5%     3.9%        1.4%       2.5%
  Westminster Place              240       1/1/96   $   611       95.2%   96.3%     6.0%        4.9%      11.7%
====================================================================================================================================
      Total Syracuse Region    1,565                $   638       93.2%   94.6%     4.0%        2.5%       1.6%        3.0%    4.0%
 LONG ISLAND, NY REGION:
  Bayview / Colonial             160      11/1/00   $   872       93.4%    n/a      n/a         n/a        n/a
  Coventry Village                94      7/31/98   $ 1,092       97.2%   96.6%     9.8%       10.4%      26.3%
  Devonshire Hills               297      7/16/01       n/a        n/a     n/a      n/a         n/a        n/a
  East Winds                      96      11/1/00   $   887       88.2%    n/a      n/a         n/a        n/a
  Lake Grove Apartments          368       2/3/97   $ 1,120       97.1%   95.3%    12.9%       14.9%      28.9%
  Maple Tree                      84      11/1/00   $   945       90.8%    n/a      n/a         n/a        n/a
  Mid- Island Estates            232       7/1/97   $   956       97.3%   96.6%     7.7%        8.4%      12.6%
  Rider Terrace                   24      11/1/00   $   924       94.8%    n/a      n/a         n/a        n/a
  South Bay Manor                 61      9/11/00   $ 1,083       76.5%    n/a      n/a         n/a        n/a
  Southern Meadows               452      6/29/01       n/a        n/a     n/a      n/a         n/a        n/a
  Terry Apartments                65      11/1/00   $   903       95.4%    n/a      n/a         n/a        n/a
====================================================================================================================================
      Total Long Island Region 1,933                $ 1,003       94.3%   95.9%    10.8%       12.3%      23.8%        5.8%    5.0%
HUDSON VALLEY, NY REGION:
  Carriage Hill                  140      7/17/96   $   939       97.3%   95.8%    12.2%       13.9%      25.1%
  Cornwall Park                   75      7/17/96   $ 1,388       93.6%   95.8%    16.3%       13.5%      22.0%
  Lakeshore Villas               152      7/17/96   $   814       95.2%   93.1%    15.0%       17.6%      45.1%
  Patricia                       100       7/7/98   $ 1,025       96.0%   98.2%    11.9%        9.4%      12.1%
  Sunset Gardens                 217      7/17/96   $   707       94.6%   89.2%     9.4%       16.0%      31.9%
====================================================================================================================================
      Total Hudson Valley        684                $   899       95.3%   94.0%    12.6%       14.3%      26.6%        1.9%    1.8%
         Region
NEW JERSEY REGION:
  East Hill Gardens               33       7/7/98   $ 1,059       92.8%   98.6%    16.4%        9.6%      10.4%
  Lakeview                       106       7/7/98   $   916       98.3%   97.9%     8.5%        8.9%      12.7%
  Oak Manor                       77       7/7/98   $ 1,332       96.9%   98.7%    12.4%       10.3%      10.9%
  Pleasant View                1,142       7/7/98   $   884       94.1%   95.0%    10.6%        9.4%      14.3%
  Pleasure Bay                   270       7/7/98   $   735       94.5%   97.3%     9.4%        6.3%      15.0%
  Royal Gardens Apartments       550      5/28/97   $   902       96.7%   95.8%     6.5%        7.6%      13.6%
  Wayne Village                  275       7/7/98   $   940       96.4%   97.3%     9.2%        8.1%      11.9%
  Windsor Realty                  67       7/7/98   $   884       94.4%   94.6%     9.7%        9.5%      10.8%
====================================================================================================================================
      Total New Jersey Region  2,520                $   895       95.2%   96.0%     9.4%        8.6%      13.5%        8.2%    6.5%


                                         YTD Through December 2001                YTD '01 versus YTD '00
                                                                                         % Growth
                                                                                   ----------------------
                                 # of       Date     YTD '01    YTD '01  Year Ago  Rental     Rental              YTD '01    %
                                Apts.      Acqu.     Rent/Mo.    Occup.   Occup.    Rates     Revs.       NOI      % NOI  #Units
                               ------    --------   --------    -------  -------   ------     ------     ------   --------  -----
Philadelphia Region:
  Arbor Crossing                 134      7/28/99   $   701       94.5%   96.1%     6.3%        4.6%      12.2%
  Beechwood Gardens              160       7/7/98   $   683       93.3%   95.7%     9.3%        6.5%       7.5%
  Cedar Glen                     110       3/3/98   $   521       92.0%   91.6%    12.9%       13.5%      27.2%
  Chesterfield                   247      9/23/97   $   765       93.9%   95.5%     7.3%        5.5%       7.4%
  Curren Terrace                 318      9/23/97   $   800       92.9%   94.3%     5.8%        4.2%       5.3%
  Executive House                100      9/23/97   $   832       96.8%   94.8%     4.2%        6.5%      10.8%
  Glen Brook                     173      7/28/99   $   676       96.8%   96.4%     6.6%        7.1%       9.3%
  Glen Manor                     174      9/23/97   $   671       95.0%   95.5%     9.0%        8.4%       8.8%
  Hill Brook Place               274      7/28/99   $   699       96.6%   96.9%     7.4%        7.0%       2.9%
  Home Properties at Castle      158      3/15/00   $   741       97.5%    n/a      n/a         n/a        n/a
  Club
  Home Properties at Golf Club   399      3/15/00   $   897       91.1%    n/a      n/a         n/a        n/a
  Home Properties at Trexler     249      3/15/00   $   906       91.4%    n/a      n/a         n/a        n/a
  Park
  Home Properties of Bryn Mawr   316      3/15/00   $   936       91.0%    n/a      n/a         n/a        n/a
  Home Properties of Devon       628      3/15/00   $   996       92.1%    n/a      n/a         n/a        n/a
  Lansdowne Group                222      9/23/97   $   695       92.3%   95.3%     6.6%        3.2%       5.4%
  New Orleans Park               308      9/23/97   $   704       93.4%   94.6%     7.1%        5.8%      12.1%
  Racquet Club                   467       7/7/98   $   846       95.9%   96.1%     5.5%        5.3%       4.9%
  Racquet Club South             103      5/27/99   $   728       94.9%   92.9%     9.0%       11.4%      16.2%
  Ridgeway Court                  66      2/26/99   $   683       90.4%   92.6%     5.8%        3.3%       5.1%
  Ridley Brook                   244      7/28/99   $   715       97.9%   98.1%     6.9%        6.7%       4.1%
  Sherry Lake                    298      7/23/98   $   954       96.4%   96.4%     7.4%        7.4%       8.1%
  Springwood Garden               77      9/23/97   $   663       87.7%   92.3%     5.4%        0.2%      13.0%
  Valley Park South              384     11/25/96   $   859       94.4%   95.6%     8.4%        7.0%       9.0%
  Valley View                    176      9/23/97   $   724       93.7%   92.6%     5.2%        6.5%      12.0%
  Village Square                 128      9/23/97   $   797       92.0%   94.8%     8.7%        5.4%       6.3%
  William Henry                  363      3/15/00   $   950       88.1%    n/a      n/a         n/a        n/a
====================================================================================================================================
      Total Philadelphia       6,276                $  818        93.3%   95.4%     7.0%        6.2%       7.9%       17.5%   16.1%
        Region
PITTSBURGH REGION:
  Cloverleaf Village             148      11/4/97   $  595        89.0%   89.4%     4.1%        3.6%       3.1%
====================================================================================================================================
      Total Pittsburgh Region    148                $  595        89.0%   89.4%     4.1%        3.6%       3.1%        0.2%     0.4%
DETROIT, MICHIGAN REGION:
  Bayberry Place                 120      9/30/00   $  765        93.9%    n/a      n/a         n/a        n/a
  Canterbury Square              336     10/29/97   $  746        94.0%   97.7%     6.2%        2.2%      -4.4%
  Carriage Hill                  168      9/29/98   $  761        94.8%   98.1%     5.7%        2.1%      -8.0%
  Carriage Park                  256      9/29/98   $  707        95.9%   96.2%     5.3%        5.1%       5.4%
  Charter Square                 492     10/29/97   $  825        92.6%   97.4%     6.3%        1.0%      -4.0%
  Cherry Hill Club               165       7/7/98   $  619        93.5%   95.8%     6.0%        3.5%       6.1%
  Cherry Hill Village            224      9/29/98   $  694        92.4%   96.3%     5.8%        1.5%     -16.3%
  Deerfield Woods                144      3/22/00   $  752        96.2%    n/a      n/a         n/a        n/a
  Fordham Green                  146     10/29/97   $  833        93.8%   93.3%     6.5%        7.0%       4.5%
  Golfview Manor                  44     10/29/97   $  532        94.8%   94.2%     6.6%        7.1%       8.9%
  Greentrees                     288     10/29/97   $  644        94.4%   92.4%     6.3%        8.6%      10.0%
  Hampton Court                  182      9/30/00   $  610        88.7%    n/a      n/a         n/a        n/a
  Kingsley                       328     10/29/97   $  681        91.2%   94.2%     5.3%        1.9%      -0.2%
  Macomb Manor                   217      3/22/00   $  648        96.5%    n/a      n/a         n/a        n/a
  Oak Park Manor                 298     10/29/97   $  727        93.8%   97.7%     7.0%        2.7%      -4.4%
  Parkview Gardens               484     10/29/97   $  592        94.4%   94.6%     5.3%        5.1%       8.0%
  Scotsdale                      376     11/26/97   $  672        97.3%   97.2%     5.8%        5.9%       6.0%
  Southpointe Square             224     10/29/97   $  627        93.0%   96.1%     5.6%        2.2%      -8.3%
  Springwells Park               303       4/8/99   $  957        93.0%   95.1%     4.3%        2.1%      -5.0%
  Stephenson House               128     10/29/97   $  662        92.3%   92.9%     4.4%        3.7%      -5.6%
  The Lakes                      434      11/5/99   $  912        88.5%   96.1%     6.2%       -2.2%      -9.7%
  Woodland Gardens               337     10/29/97   $  735        93.9%   95.8%     6.7%        4.7%       5.3%
====================================================================================================================================
     Total Detroit Region      5,694                $  728        93.3%   95.9%     5.9%        2.9%      -1.6%       13.1%   14.6%
INDIANA REGION:
  Candlewood Apartments          310      2/10/98   $  681        90.8%   91.3%     3.2%        2.6%      -4.0%
  Maple Lane                     396       7/9/99   $  652        83.9%   89.5%     3.5%       -2.8%     -20.3%
====================================================================================================================================
     Total Indiana Region        706                $  665        87.0%   90.3%     3.4%       -0.4%     -13.2%        1.2%     1.8%
SUBURBAN WASHINGTON DC REGION:
  Braddock Lee                   254      3/16/98   $  950        94.5%   94.1%    13.2%       13.7%      19.5%
  East Meadow                    150       8/1/00   $1,148        95.7%    n/a      n/a         n/a        n/a
  Elmwood Terrace                504      6/30/00   $  709        90.9%    n/a      n/a         n/a        n/a
  Orleans Village                851     11/16/00   $1,035        95.9%    n/a      n/a         n/a        n/a
  Park Shirlington               294      3/16/98   $  979        97.1%   95.7%    12.2%       13.9%      22.9%
  Pavilion Apartments            432       7/1/99   $1,224        90.9%   95.1%     9.8%        5.0%       9.6%
  Seminary Hill                  296       7/1/99   $  999        94.0%   94.1%    12.7%       12.5%      21.7%


                              HOME PROPERTIES OWNED OMMUNITIES RECSULTS


                                         YTD Through December 2001                YTD '01 versus YTD '00
                                                                                         % Growth
                                                                                   ----------------------
                                 # of       Date     YTD '01    YTD '01  Year Ago  Rental     Rental              YTD '01    %
                                Apts.      Acqu.     Rent/Mo.    Occup.   Occup.    Rates     Revs.       NOI      % NOI  #Units
                               ------    --------   --------    -------  -------   ------     ------     ------   --------  -----
SUBURBAN WASHINGTON DC REGION
(continued)
  Seminary Towers                548       7/1/99   $1,015        93.8%   94.2%    13.3%       12.8%      22.5%
  Tamarron Apartments            132      7/16/99   $  933        97.0%   98.7%     6.7%        4.9%       2.5%
  The Manor - VA                 198      2/19/99   $  860        94.6%   93.3%    14.0%       15.6%      28.5%
  Virginia Village               344      5/31/01      n/a         n/a     n/a      n/a         n/a        n/a
  Wellington Lakes               160     10/24/01      n/a         n/a     n/a      n/a         n/a        n/a
  Wellington Woods               114     10/24/01      n/a         n/a     n/a      n/a         n/a        n/a
====================================================================================================================================
      Total Suburban           4,277                $  988        94.2%   94.8%    11.9%       10.8%      17.7%       13.1%   11.0%
      Washington DC Region
CENTRAL VIRGINIA REGION:
  Carriage Hill - VA             664       7/1/99   $  789        93.1%   95.0%     3.3%        1.3%      -0.9%
====================================================================================================================================
     Total Central Virginia      664                $  789        93.1%   95.0%     3.3%        1.3%      -0.9%        1.8%     1.7%
     Region
CONNECTICUT REGION:
  Apple Hill                     498      3/27/98   $  899        94.6%   95.2%    11.9%       11.2%      10.8%
====================================================================================================================================
     Total Connecticut Region    498                $  899        94.6%   95.2%    11.9%       11.2%      10.8%        1.6%     1.3%
BALTIMORE REGION:
  Bonnie Ridge                   966       7/1/99   $  883        93.7%   87.7%     2.3%        9.3%      20.7%
  Canterbury Apartments          618      7/16/99   $  679        96.2%   96.5%     8.2%        7.8%      10.3%
  Carriage House                  50      4/30/98   $  583        92.4%   96.3%     8.5%        4.2%      -4.6%
  Country Village                344      4/30/98   $  712        90.9%   94.7%    10.4%        5.9%      13.9%
  Falcon Crest                   396      7/16/99   $  737        93.7%   89.0%     9.3%       15.1%      21.4%
  Fenland Field                  234       8/1/01      n/a         n/a     n/a      n/a         n/a        n/a
  Gateway Village                132      7/16/99   $  887        95.8%   98.1%    10.3%        7.7%      8.9%
  Mill Towne Village Apts        384      5/31/01      n/a         n/a     n/a      n/a         n/a        n/a
  Morningside Heights          1,050      4/30/98   $  669        94.2%   92.9%     8.4%        9.9%      16.6%
  Old Friends                     51       2/1/00   $  718        93.7%    n/a      n/a         n/a        n/a
  Owings Run                     504      7/16/99   $  924        91.6%   93.3%     7.4%        5.5%      8.8%
  Rolling Park                   144      9/15/98   $  714        92.4%   95.5%     9.1%        5.6%      8.1%
  Selford Townhomes              102      7/16/99   $  922        93.2%   96.1%    13.3%        9.8%      9.0%
  Shakespeare Park                82      7/16/99   $  610        99.3%   98.8%    -1.1%       -0.5%      5.2%
  The Manor - MD                 435      8/31/01      n/a         n/a     n/a      n/a         n/a        n/a
  Timbercroft Townhomes          284      7/16/99   $  650        98.7%   99.5%     4.3%        3.5%      11.6%
  Village Square Townhomes       370      7/16/99   $  778        96.8%   97.4%    10.5%        9.7%      13.5%
  Woodholme Manor                176      3/31/01      n/a         n/a     n/a      n/a         n/a        n/a
====================================================================================================================================
     Total Baltimore Region    6,322                $  762        94.2%   93.0%     7.0%        8.4%      14.3%       16.3%   16.2%
ILLINOIS REGION:
  Blackhawk                      371     10/20/00   $  795        96.6%    n/a      n/a         n/a        n/a
  Courtyards Village             224      8/29/01      n/a         n/a     n/a      n/a         n/a        n/a
  Cypress Place                  192     12/27/00   $  840        95.8%    n/a      n/a         n/a        n/a
  The Colony                     783       9/1/99   $  832        93.9%   98.0%     6.4%        2.0%      1.7%
  The New Colonies               672      6/23/98   $  640        94.3%   91.3%     6.3%        9.8%      6.8%
====================================================================================================================================
     Total Illinois Region     2,242                $  762        94.7%   95.3%     6.4%        5.0%      3.7%         5.1%    5.7%
 MAINE REGION:
  Mill Co. Gardens                95       7/7/98   $  597        98.0%   97.3%     8.2%        8.9%      15.7%
  Redbank Village                500       7/7/98   $  655        94.5%   94.4%     8.5%        8.7%      17.4%
====================================================================================================================================
     Total Maine Region          595                $  646        95.0%   94.8%     8.5%        8.7%      17.1%        1.5%     1.5%
OHIO REGION:
  Weston Gardens                 242       7/7/98   $  546        84.8%   88.9%     6.4%        1.5%      26.4%
====================================================================================================================================
     Total Ohio Region           242                $  546        84.8%   88.9%     6.4%        1.5%      26.4%        0.3%     0.6%
DELAWARE REGION:
   Home Properties of Newark     432      7/16/99   $  674        83.7%   88.6%    13.9%        7.5%      0.5%
====================================================================================================================================
     Total Delaware Region       432                $  674        83.7%   88.6%    13.9%        7.5%       0.5%        0.8%     1.1%




TOTAL OWNED PORTFOLIO         39,007                $  798        93.6%    n/a      n/a         n/a        n/a       100.0%   100.0%

TOTAL CORE PORTFOLIO          30,802                $  776        93.7%   94.4%     7.1%        6.2%       7.7%

3. SAME-STORE OPERATING EXPENSE DETAIL


HOME PROPERTIES OF NEW YORK,INC.
December 31, 2001 and 2000 Supplemental Information


SAME STORE OPERATING EXPENSE DETAIL






                           4TH QTR   4TH QTR                        YEAR   YEAR
                            2001      2000    QUARTER     %         2001   2000    YEAR     %
                            ACTUAL   ACTUAL   VARIANCE  VARIANCE   ACTUAL  ACTUAL  VARIANCE VARIANCE
                          -------   -------  ---------  --------   ------ ------  -------- --------
ELECTRICITY                 1,279    1,156     (123)     -10.6%    5,236   5,172    (64)    -1.2%

GAS                         3,111    2,984     (127)      -4.3%   13,836   9,677 (4,159)   -43.0%

WATER & SEWER               1,782    1,759      (23)      -1.3%    7,102   7,076    (26)    -0.4%

REPAIRS & MAINTENANCE       4,513    4,773      260        5.4%   18,120  18,822    702      3.7%

PERSONNEL EXPENSE           6,756    6,848       92        1.3%   27,565  27,461  (104)     -0.4%

SITE LEVEL INCENTIVE
COMPENSATION                  123      261      138       52.9%      667     887    220     24.8%

ADVERTISING                 1,119    1,273      154       12.1%    4,396   4,492     96      2.1%

GROUND RENT                    68      66       (2)       -3.0%      269     258    (11)    -4.3%

LEGAL & PROFESSIONAL          226      246       20        8.1%      598     751    153     20.4%

OFFICE & TELEPHONE          1,050      973      (77)      -7.9%    4,050   3,551   (499)    -14.1%

% RENT                         55       56        1        1.8%      261     246    (15)    -6.1%

PROPERTY INS.                (705)     535    1,240      231.8%    1,233   1,419    186      13.1%

REAL ESTATE TAXES           6,676    6,590      (86)      -1.3%   26,786  25,795   (991)     -3.8%

SNOW                          101      158       57       36.1%      867     677  (190)     -28.1%

TRASH                         493      539       46        8.5%    1,983   2,050     67       3.3%
                           ------   ------   ------     ------    ------  ------ ------    ------

TOTAL                      26,647   28,217    1,570       5.6%   112,969 108,334 (4,635)     -4.3%
                           ======   ======   ======     ======   ======  ======  ======    ======

"Normalized" quarter if insurance adjustment
had been reflected all year versus just the
4th Qtr.
                           27,988   28,217      229        0.8%
                           ======   ======   ======     ======


4.  BREAKDOWN OF "OTHER INCOME"


Home Properties of New York, Inc.
December 31, 2001 and 2000 Supplemental Information


BREAKDOWN OF "OTHER INCOME"


                                                                 Q4 '01      Q4 '00       2001       2000
Recognized directly by Home Properties                          -------     -------       ----       ----
--------------------------------------
             Recognized directly by Home Properties:
             Management fees                                        571         486      2,239       1,794
             Development fees                                         -         352          -         850
             Other                                                  (11)        114        (24)        201
                                                                   ----         ---      -----       -----
             Sub-total                                              560         952      2,215       2,845

             Management Companies ( 99% / 95%
                interest, see below)                                106        (279)        61      (1,792)
                                                                   ----         ---      -----       -----
             Total Other Income                                     666         673      2,276     1,053


Management Companies detail:
----------------------------

             Management fees                                        781         894      3,350       3,622
             Development fees                                         -         828          -       3,991
             Interest income (1)                                    432           -      1,627           -
             Misc                                                    15          28         47          94
             General & Administrative                              (950)     (1,683)    (3,244)     (7,364)
             Interest expense                                      (262)       (512)    (1,390)     (1,937)
             Depreciation                                          (117)       (125)      (473)       (470)
             Taxes                                                  210         276        143         178
                                                                   ----       -----      -----       -----

                                                                    109        (294)        60      (1,886)
                                                                   ====       =====      =====      ======

             95%HPM / 99%HPRS to Home Properties (2)                106        (279)        61      (1,792)
                                                                   ====       =====      =====      ======



        (1)  Effective  March 1, 2001, all loans to affiliated  partnerships on HP books have been contributed to Home Properties Resident Services, Inc.("HPRS").

        (2)  Effective March 1, 2001, Home Properties  economic interest in HPRS is 99%, as a result of equity capitalization described in #1 above.

Combined Management/Development Activity:
----------------------------------------


             Management fees                                      1,352       1,380      5,589        5,416
             Development fees                                         -       1,180          -        4,841

EBITDA                                                              406       1,019      2,368        3,188
------                                                            =====       =====      =====        =====

5. SUMMARY OF RECENT ACQUISITIONS

Home Properties of New York, Inc.
December 31, 2001 Supplemental Information


SUMMARY OF RECENT ACQUISITIONS
                                                                                                                      Wgtd. Avg.
                                                                         Purchase          # of       Purchase         Price Per
             Community                     Market          State           Date           Units      Price (mm)          Unit
------------------------------------------------------------------------------------------------------------------------------------
2001 ACQUISITIONS

Wellington Woods/Lakes               Sub. Wash              VA                 10/24/01        274          $11.10           $40,511
The Manor                            Sub. Wash              MD                  8/31/01        435          $36.40           $83,678
Courtyards Village                   Chicago                IL                  8/29/01        224          $12.80           $57,143
Fenland Field                        Baltimore              MD                   8/1/01        234          $14.50           $61,966
Devonshire Hills                     Long Island            NY                  7/16/01        297          $47.50          $159,933
Southern Meadows                     Long Island            NY                  6/29/01        452          $39.30           $86,947
Sandalwood Apartments                Baltimore              MD                  5/31/01        384          $17.60           $45,833
Virginia Village                     Sub. Wash              VA                  5/31/01        344          $27.00           $78,488
Woodholme Manor                      Baltimore              MD                  3/30/01        176           $5.80           $32,955
------------------------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL YTD      2,820         $212.00           $75,177
                                                                                        ============================================


                                                                                                                      Wgtd. Avg.
                                                                         Purchase          # of       Purchase         Price Per
             Community                     Market          State           Date           Units      Price (mm)          Unit
------------------------------------------------------------------------------------------------------------------------------------
2000 ACQUISITIONS
Cypress Place                        Chicago                IL                 12/27/00        192          $10.10           $52,604
Orleans Village                      Sub. Wash              VA                 11/16/00        851          $67.40           $79,201
Figoni - 5 properties                Long Island            NY                  11/1/00        429          $26.50           $61,772
Blackhawk Apartments                 Chicago                IL                 10/20/00        371          $17.50           $47,170
Bayberry                             Detroit                MI                  9/29/00        120           $5.70           $47,500
Hampton Court                        Detroit                MI                  9/29/00        182           $6.00           $32,967
Southbay Manor                       Long Island            NY                  9/11/00         61           $3.00           $49,180
East Meadow                          Sub. Wash              VA                   8/1/00        150          $13.00           $86,667
Elmwood Terrace                      Baltimore              MD                  6/30/00        504          $20.60           $40,873
Shostack - 2 properties              Detroit                MI                  3/22/00        360          $14.40           $40,000
Gateside - 6 properties              Philadelphia           PA                  3/15/00      2,113         $135.90           $64,316
Old Friends                          Baltimore              MD                   2/1/00         51           $2.00           $39,216

------------------------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL YTD      5,384         $322.10           $59,825

                                                                                         ===========================================


------------------------------------------------------------------------------------------------------------------------------------
TOTAL 2000 and 2001 Acquisitions                                                             8,204         $534.10           $65,102
------------------------------------------------------------------------------------------------------------------------------------

6. SUMMARY OF RECENT SALES

Home Properties of New York, Inc.
December 31, 2001 Supplemental Information



                                                  SUMMARY OF RECENT SALES

                                                                              (1)                     Wgtd. Avg.
                                                      Sale       # of         CAP         Sales       Price Per
          Community        Market         State       Date         Units      Rate     Price (mm)        Unit
-----------------------------------------------------------------------------------------------------------------------------
2001 SALES
Mountainside             Hudson Valley      NY       10/31/01      227        9.1%      $13.10        $57,709
Towers Apartments        Northern NJ        NJ       10/31/01      137        9.2%      $10.70        $78,102
Riverdale                Central VA         VA        8/15/01      580        9.4%      $18.30        $31,552
Strawberry Hill          Baltimore          MD        8/15/01      145        7.9%       $5.30        $36,552
Laurel Pines             Sub. Wash          MD        8/15/01      236        8.7%      $11.90        $50,424
Doub Meadow              Baltimore          MD        8/15/01       95       10.8%       $3.40        $35,789
Country Club             Baltimore          MD        8/15/01      150        9.9%       $7.60        $50,667
Hamlet Court             Rochester          NY        8/15/01       98        8.6%       $3.60        $36,735
Ivy Ridge                Rochester          NY        7/17/01      135        9.7%       $5.40        $40,000
Hill Court               Rochester          NY        7/17/01       95        9.5%       $3.80        $40,000
Springcreek Apartments   Rochester          NY        6/15/01       82        9.8%       $2.50        $30,488
Fairways Apartments      Buffalo            NY        5/17/01       32        9.0%       $1.80        $56,250
Garden Village           Buffalo            NY        5/17/01      315        9.0%      $13.60        $43,175
Williamstowne            Buffalo            NY        5/17/01      528        8.9%      $21.50        $40,720
----------------------------------------------------------------------------------------------------------------
                                                    TOTAL YTD    2,855        9.2%     $122.50        $42,907
                                                                ==================================================


(1)  CAP rate based on projected NOI  after allowance for 3% management fee but before capital expenditures

7.    BREAKDOWN OF OWNED UNITS BY MARKET


Home Properties of New York,Inc.
December 31, 2001 Supplemental Information


                                            BREAKDOWN OF OWNED UNITS BY MARKET

                                      Net                                      Net
                                    Acquired       As of        12/31/00       Acquired               As of        Current
    MARKET               STATE        in 2000    12/31/00     % of Units       in 2001    Reclass    12/31/01    % of Units
------------------------------------------------------------------------------------------------------------------------------
BALTIMORE                  MD               555       6,787        17.38%        404      -869        6,322        16.21%
PHILADELPHIA               PA             2,113       6,276        16.07%                             6,276        16.09%
DETROIT                    MI               662       5,694        14.58%                             5,694        14.60%
SUBURBAN WASH              DC             1,001       2,591         6.64%        817       869        4,277        10.96%
ROCHESTER                  NY                         2,975         7.62%       -410                  2,565         6.58%
NORTHERN NJ                NJ                         2,657         6.81%       -137                  2,520         6.46%
CHICAGO                    IL               563       2,018         5.17%        224                  2,242         5.75%
LONG ISLAND                NY               490       1,184         3.03%        749                  1,933         4.96%
BUFFALO                    NY                         2,519         6.45%       -875                  1,644         4.21%
SYRACUSE                   NY                         1,565         4.01%                             1,565         4.01%
SOUTH BEND                 IN                           706         1.81%                               706         1.81%
HUDSON VALLEY              NY                           911         2.33%       -227                    684         1.75%
CENTRAL VIRGINIA           VA                         1,244         3.19%       -580                    664         1.70%
PORTLAND                   ME                           595         1.52%                               595         1.53%
HAMDEN                     CT                           498         1.28%                               498         1.28%
DOVER                      DE                           432         1.11%                               432         1.11%
NORTH/CENTRAL              OH                           242         0.62%                               242         0.62%
PITTSBURGH                 PA              -150         148         0.38%                               148         0.38%
-------------------------------------------------------------------------------------------------------------------------
TOTAL                                    5,234      39,042        100.0%        -35                 39,007        100.0%


Total NY State                             490       9,154         23.4%       -763                  8,391         21.5%
Total Upstate, NY                            0       7,059         18.1%     -1,285                  5,774         14.8%
Total Mid-Atlantic                       3,519      20,135         51.6%        504                 20,639         52.9%

8.  DEBT SUMMARY SCHEDULE

HOME PROPERTIES OF NEW YORK
December 31, 2001 Supplemental Information

DEBT SUMMARY SCHEDULE


                                                                                          MATURITY     YEARS TO
FIXED                              LENDER                    RATE           BALANCE         DATE       MATURITY
----------------------------------------------------------------------------------------------------------------
ROYAL GARDENS                      First Union Nat'l Bank      7.6600       10,765,892    08/01/02        0.58
THE COLONY                         John Hancock                7.6000       15,502,268    08/01/02        0.58
BAYBERRY                           AMEX/IDS                    9.7500        2,454,046    10/01/02        0.75
VILLAGE GREEN                      John Hancock                7.7500        4,491,459    11/01/02        0.84
BROOK HILL                         John Hancock                7.7500        4,581,288    11/01/02        0.84
1600 ELMWOOD                       John Hancock                7.7500        5,030,434    11/01/02        0.84
TERRY                              North Fork Bank             7.7500        1,908,586    05/01/03        1.33
ELMWOOD TERRACE                    John Hancock                8.2500        4,559,608    11/01/03        1.84
CURREN TERRACE                     GMAC                        8.3550        9,118,487    11/01/03        1.84
SHERRY LAKE                        GMAC                        7.8750        6,062,444    01/01/04        2.00
GLEN MANOR                         AMEX/IDS                    8.1250        3,521,244    05/01/04        2.33
SEMINARY TOWERS 3rd                First Union Nat'l Bank      5.9100       17,600,000    07/01/04        2.50
CASTLE CLUB (HP @)                 Legg Mason RE               9.5500        3,631,876    03/01/05        3.17
WILLIAM HENRY                      Legg Mason RE               7.6400       13,980,937    10/01/05        3.75
IDLYWOOD                           Morgan Guaranty             8.6250        9,011,866    11/01/05        3.84
BAYVIEW/COLONIAL                   Midland Loan                8.3500        5,976,873    11/01/05        3.84
CARRIAGE HILL - MI                 Prudential - Fannie Mae     7.3600        3,676,359    01/01/06        4.01
CARRIAGE PARK                      Prudential - Fannie Mae     7.4800        5,299,732    01/01/06        4.01
CHERRY HILL                        Prudential                  7.9900        4,367,393    01/01/06        4.01
MID-ISLAND                         North Fork Bank             7.5000        6,675,000    05/01/06        4.33
DEVONSHIRE - 1st (*)               AMI Capital                 8.0000        19,394,239   06/01/06        4.42
NEWCASTLE                          Presidential Funding        6.4500         6,000,000   07/31/06        4.58
COUNTRY VILLAGE                    PW Funding                  8.3850         6,461,059   08/01/06        4.59
HAMPTON COURT                      ORIX RE Capital             8.8750         3,523,564   09/01/06        4.67
RAINTREE                           Capitalized Lease           8.5000         6,059,704   11/01/06        4.84
MILL TOWNE VILLAGE                 Prudential - Fannie Mae     6.3250         8,530,000   01/01/07        5.01
WOODGATE PLACE                     ARCS Mortgage               7.8650         3,326,831   01/01/07        5.01
SEMINARY TOWERS - 1st              First Union Nat'l Bank      8.2200         2,465,198   07/01/07        5.50
SEMINARY TOWERS - 2nd              First Union Nat'l Bank      8.4000         2,039,855   07/01/07        5.50
SOUTHERN MEADOWS (*)               CapMark Svcs.               8.2340        19,139,823   07/11/07        5.53
COURTYARDS VILLAGE (*)             Berkshire Mtg-Freddie       7.8800         5,055,877   08/01/07        5.59
PAVILION - 2nd                     Capri Capital               7.4500         3,836,942   01/01/08        6.01
VIRGINIA VILLAGE                   First Union NB - Svcr       6.9100         9,551,130   01/01/08        6.01
MAPLE LANE APTS - II               AMI Capital                 7.2050         5,821,026   01/01/08        6.01
VALLEY PARK S                      Capri Capital               6.9300         9,719,888   01/01/08        6.01
VALLEY PARK SOUTH - 2nd            Capri Capital               6.7400         3,788,000   01/01/08        6.01
CYPRESS PLACE                      Reilly Mortgage             7.1300         6,506,457   01/01/08        6.01
CANDLEWOOD, IND                    Morgan Guaranty             7.0200         7,494,897   02/01/08        6.09
DETROIT PORTFOLIO                  Morgan Guaranty             7.5100        46,825,469   06/01/08        6.42
CANTERBURY - 4                     Allfirst Mtg                7.6700         2,104,070   06/01/08        6.42
WELLINGTON WOODS/LAKES             ORIX RE Capital             6.9800         7,913,609   06/01/08        6.42
SHERWOOD GARDENS                   Legg Mason RE               6.9800         2,994,938   07/01/08        6.50
GOLF CLUB (HP @)                   ARCS Mortgage               6.5850        16,689,573   12/01/08        6.92
DEVONSHIRE - 2nd                   AMI Capital                 6.7200         5,026,406   01/01/09        7.01
MANSION HOUSE                      1st Niagara Bank            7.5000           668,899   01/01/09        7.01
RIDLEY PORTFOLIO                   Klorfine et. al.            8.0000        15,750,000   07/28/09        7.58
OLD FRIENDS                        M and T Bank                6.7300         2,335,384   08/01/09        7.59
MULTI-PROPERTY                     M & T Bank - Freddie        7.5750        45,400,000   05/01/10        8.34
CONIFER VILLAGE                    Baldwin Devl'p Corp.        7.2000         2,270,000   06/01/10        8.42
HP@DEVON (SGRTWN MEWS)             Prudential - Fannie         7.5000        28,892,000   10/01/10        8.76
TREXLER PARK (HP @)                Prudential - Fannie Mae     7.5000        10,140,000   10/01/10        8.76
RIDGEWAY                           GMAC                        8.3750         1,029,112   11/01/10        8.84
MULTI-PROPERTY                     Prudential - Fannie Mae     7.2500        32,978,000   01/01/11        9.01
MULTI-PROPERTY                     Prudential - Fannie Mae     6.3600         8,141,000   01/01/11        9.01
MULTI-PROPERTY                     Prudential - Fannie Mae     6.1600        58,881,000   01/01/11        9.01
ORLEANS VILLAGE                    Prudential - Fannie Mae     6.8150        43,745,000   01/01/11        9.01
RACQUET CLUB                       Prudential - Fannie Mae     6.8750        22,738,995   04/01/11        9.25
ROLLING PARK                       Prudential - Fannie Mae     6.8750         5,303,382   04/01/11        9.25
MEADOWS APARTMENTS                 Prudential - Fannie Mae     6.8750         3,503,910   05/01/11        9.34
TIMBERCROFT TH's 1 - 1st           GMAC                        8.5000           842,506   05/01/11        9.34
LAKE GROVE                         Prudential - Fannie Mae     6.5400        27,675,000   12/01/11        9.92
TIMBERCROFT TH's 3 - 1st           GMAC                        8.0000         1,139,164   02/01/12       10.09
GATEWAY VILLAGE                    Prudential - Fannie Mae     6.8850         7,330,962   05/01/12       10.34
COLONIES                           Prudential - Fannie Mae     7.1100        22,388,378   06/01/12       10.42
WOODHOLME MANOR                    Prudential - Fannie Mae     7.1600         3,929,163   07/01/12       10.51
VILLAGE SQUARE 3                   Beal Bank                   7.0000           943,534   11/01/12       10.84
MORNINGSIDE/CARRIAGE HL            Morgan Guaranty             6.9900        19,359,496   05/01/13       11.34
MULTI-PROPERTY                     Prudential - Fannie Mae     6.4750       100,000,000   08/31/13       11.67
DEERFIELD WOODS                    GE Financial                7.0000         3,347,678   01/01/14       12.01
SPRINGWELLS                        AMEX/IDS                    8.0000        11,094,923   07/01/15       13.51
PINES OF PERINTON                  NYS Urban Development       8.5000         8,235,419   05/01/18       16.34
CANTERBURY I - 2nd                 Allfirst Mtg                8.5000         1,265,591   06/01/18       16.43
CANTERBURY I I- 2nd                Allfirst Mtg                8.5000         1,047,904   06/01/18       16.43
CANTERBURY I I I- 2nd              Allfirst Mtg                8.5000           595,783   06/01/18       16.43
CANTERBURY I - 1st                 GMAC                        7.5000         3,554,038   06/01/18       16.43
PAVILION - 1st                     Capri Capital               8.0000         8,486,753   11/01/18       16.85
BONNIE RIDGE                       Prudential                  6.6000        18,400,669   12/15/18       16.97
TIMBERCROFT TH's 3 - 2nd           Allfirst Mtg                8.3750         3,321,690   06/01/19       17.43
TIMBERCROFT TH's 1 - 2nd           Allfirst Mtg                8.3750         2,255,174   06/01/19       17.43
CANTERBURY I I - 1st               HUD                         7.5000         3,545,798   09/01/19       17.68
VILLAGE GREEN, FW                  ARCS Mortgage               8.2300         4,162,242   10/01/19       17.76
RAINTREE                           Leasehold Mortgage          8.5000         1,115,070   04/30/20       18.34
HP@NEWARK (CHSTNT CRSG)            Reilly Mortgage             9.3400         9,624,297   07/01/20       18.51
MACOMB MANOR                       EF&A Funding                8.6300         3,947,882   06/01/21       19.43
VILLAGE SQUARE 1&2                 Continental Wingate         8.1250         6,362,054   08/01/21       19.60
CANTERBURY I I I - 1st             USGI, Inc.                  7.5000         2,486,894   11/01/21       19.85
SHAKESPEARE PARK                   Reilly Mortgage             7.5000         2,549,341   01/01/24       22.02
BLACKHAWK                          Capstone Realty             7.6500        10,604,349   10/01/31       29.77
OWINGS RUN 1                       Reilly Mortgage             8.0000        17,483,036   10/01/35       33.77
OWINGS RUN 2                       Prudential Huntoon          8.0000        14,576,889   06/01/36       34.44
                                                                            -----------
     WTD AVG - FIXED SECURED                                   7.27         951,932,706                   9.56
                                                                           ------------
     % OF PORTFOLIO - FIXED                                                       96.1%

VARIABLE SECURED
----------------
MAPLE LANE - I  - Eqv. Bond Yield    Civitas Bank              3.750          6,155,000   07/27/07        5.57
        Adjusts Weekly

     WTD AVG - VARIABLE SECURED                                3.75           6,155,000                   5.57
                                                                             ---------------

     WTD AVG - TOTAL SECURED DEBT                              7.24         958,087,706                   9.53


VARIABLE UNSECURED - LINE OF CREDIT
-----------------------------------
LINE OF CREDIT                       M and T Bank et. al.      3.1756        32,500,000   09/01/02        0.67
        Adjusts Daily  LIBOR + 125                                           ----------


     WTD AVG - COMBINED DEBT                                   7.11         990,587,706                   9.24
                                                                            ============
-----------------------------------------------------------------------------------------------------------------
WTG AVG - TOTAL SECURED DEBT                                   7.24                                       9.53
-----------------------------------------------------------------------------------------------------------------
WTD AVG - TOTAL PORTFOLIO                                      7.11                                       9.24
-----------------------------------------------------------------------------------------------------------------


(*) Principal Balance noted herein represents unpaid balance to lender. General ledger balance has been adjusted pursuant to APB #16 to reflect fair market value. Reconciliation to General Ledger:

Total Debt Per Schedule                $    990,587,706
Net adjustment to FMV                         2,270,236
                                       -----------------
Total Debt Per General Ledger          $    992,857,942
                                       =================


--------------------------------------------------------------------------------
                             FREE & CLEAR PROPERTIES
                              Units                                      Units
--------------------------------------------------------------------------------
1600 East Avenue               164         Lakeshore Villas                152
Apple Hill Apartments          498              Maple Tree                 84
Beechwood Gardens              160              Northgate Manor            224
Candlewood Gardens             126              Paradise Lane              324
Carriage Hill - NY             140              Patricia Apts - NY         100
Cedar Glen                     110              Pearl Street               60
Cloverleaf Village             148              Perinton Manor             224
Cornwall Park                  75               Rider Terrace              24
Coventry Village Apartments    94               South Bay Manor            61
East Hill Gardens              33               Sunset Gardens             217
Emerson Square                 96               The Manor                  435
Fairview Apartments            210              The Lakes                  434
Fenland Field                  234              Westminster Place          240
Harborside Manor               281
           TOTAL FREE AND CLEAR PROPERTIES:    27            UNITS:        4,948

9. NET ASSET VALUE CALCULATION

Home Properties of New York,Inc.
December 31, 2001 Supplemental Information



NET ASSET VALUE CALCULATION
----------------------------

Cap Rate (after 3% G & A, before capital expenditures)     9.00%         9.25%         9.5%         9.75%         10.00%

4th QTR 2001
------------
Rent                                                       89,977         89,977        89,977       89,977         89,977
Property other income                                       3,603          3,603         3,603        3,603          3,603
Operating & maintenance expense                           (34,681)       (34,681)      (34,681)     (34,681)       (34,681)
                                                         --------        -------       -------      -------        -------
Property NOI                                               58,899         58,899        58,899       58,899         58,899
Adjustment for 4th QTR acq/dispositions                       (93)           (93)          (93)         (93)           (93)
                                                         --------        -------       -------      -------        -------
Effective 4th QTR "run rate"                               58,806         58,806        58,806       58,806         58,806

Annualized (4th qtr = 25.5% due to seasonality)           230,613        230,613       230,613      230,613        230,613
NOI growth for next 12 months @ 4%                          9,225          9,225         9,225        9,225          9,225
G & A @ 3% of gross revenues                              (11,230)       (11,230)      (11,230)     (11,230)       (11,230)
                                                          -------        -------       -------      -------        -------
Adjusted NOI
                                                          228,608        228,608       228,608      228,608        228,608

                                                                -
Real estate value using above cap rate                  2,540,091      2,471,440     2,406,402    2,344,699      2,286,082
Property Management activities                                 -
   (2001 YEAR EBITDA)                                      11,840         11,840        11,840       11,840         11,840
Cash                                                       10,719         10,719        10,719       10,719         10,719
Other assets                                              119,556        119,556       119,556      119,556        119,556
Less:
  Deferred charges                                         (5,279)        (5,279)       (5,279)      (5,279)        (5,279)
  Goodwill                                                 (4,942)        (4,942)       (4,942)      (4,942)        (4,942)
                                                         --------        -------       -------      -------        -------
Gross value                                             2,671,985      2,603,334     2,538,296    2,476,593      2,417,976
Less liabilities                                       (1,052,606)    (1,052,606)   (1,052,606)  (1,052,606)    (1,052,606)
                                                         --------        -------       -------      -------        -------
NET ASSET VALUE                                         1,619,379     $1,550,728    $1,485,690   $1,423,987     $1,365,370
                                                        =========    ===========   ===========  ===========    ===========
PER SHARE/UNIT - FULLY DILUTED                           $  35.62       $  34.11      $  32.68     $  31.32       $  30.04
                                                        =========    ===========   ===========  ===========    ===========
             45,458.6  shares



----------------------------------------------------------------------------------------------------------------------------
Economic CAP rate (after cap ex reserve of
   $400 per unit)                                            8.39%          8.62%         8.85%        9.08%          9.32%

----------------------------------------------------------------------------------------------------------------------------




Adjustment for Acquisitions/(dispositions):

                                                                        Initial                 # of days
                                                                      Unleveraged   Quarterly    Missing
Property                Units     Region      Price        Date         Return         NOI       In Quarter       Adj
-------                 -----     ------      -----        ----      ------------  ----------   -----------     -------
Wellington               274    NoVA/DC      11,100       10/24/01       10.0%           278             23        69
NOI from disposed properties                                                                                     (162)
                                                                                                                -------
                                                                                                                  (93)


10.  2002 EARNINGS GUIDANCE

Home Properties of New York, Inc.
December 31, 2001 Supplemental Information

2002 EARNINGS GUIDANCE


                                                     Q1           Q2            Q3            Q4             Year
                                                    ---          ---           ---           ---             ----

FFO per share                                   $.62 - $.63   $.79 - $.80   $.84 - $.88   $.83 - $.87   $3.08 - $3.18

ASSUMPTIONS FOR MID-POINT OF GUIDANCE
Same store revenue growth                              4.9%          6.0%          6.2%          6.9%           6.0%

Same store expense growth                              2.2%          6.7%          5.3%         12.5%           6.5%

Same store NOI growth                                  7.2%          5.5%          6.7%          3.5%           5.6%

NOI growth by region:
              New Jersey, Long Island, Lower Hudson                                                             11.9%
              Mid-Atlantic (Baltimore/Washington)                                                                7.4%
              Philadelphia                                                                                       5.0%
              Detroit                                                                                            3.3%
              Chicago                                                                                            2.6%
              Upstate NY                                                                                         2.3%


Same store 2002 economic occupancy                     91.8%         93.3%         93.9%         93.8%          93.2%
Same store 2001 economic occupancy                     94.2%         94.1%         93.7%         92.3%          93.5%

Difference                                             -2.4%         -0.8%          0.2%          1.5%          -0.3%


Acquisitions                                                                                                   $200 to $300 million

Dispositions                                                                                                    $50 to $100 million
